Filed pursuant to Rule 497(e)

File Nos. 333-89822 and 811-21114

PROSHARES TRUST

ProShares USD Covered Bond (the “Fund”)

Supplement dated October 16, 2012

to the Fund’s summary prospectus and prospectus dated October 1, 2012 (together, the “Prospectuses”)

and the Statement of Additional Information dated October 1, 2012

1.	Effective October 19, 2012, the first sentence in the section of the Fund’s Prospectuses entitled “Purchase and Sale of Fund Shares” is hereby deleted in its entirety and replaced with the following disclosure:

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 65,000 shares.

2.	Effective October 19, 2012, the third sentence in the section of the Fund’s Statement of Additional Information entitled “Purchase and Redemption of Shares” is deleted in its entirety and replaced with the following disclosure:

For the USD Covered Bond, a Creation Unit is comprised of 65,000 shares.

Please retain this supplement for future reference.